Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Trinity Place Holdings Inc. (“Trinity”) on Form 10-K/A for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Messinger, President and Chief Executive Officer of Trinity, certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trinity.

By:	/s/ Matthew Messinger
Matthew Messinger
President and Chief Executive Officer
Trinity Place Holdings Inc.
October 5, 2022

A signed original of this written statement required by Section 906 has been provided to Trinity Place Holdings Inc. and will be retained by Trinity Place Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.